UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 8, 2010
WILLIAMS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-32599	20-2485124
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

One Williams Center, Tulsa, Oklahoma	74172-0172
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: 918/573-2000
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On November 2, 2010, Williams Partners L.P. (the “Partnership”) issued a press release announcing that it had priced the Offering (as defined below). A copy of the press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”).
Item 8.01. Other Events.
     On November 2, 2010, the Partnership and Williams Partners GP LLC entered into an underwriting agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, and RBC Capital Markets, LLC, as representatives of the underwriters named in Schedule 1 thereto, with respect to the offering and sale in an underwritten public offering (the “Offering”) by the Partnership of $600 million aggregate principal amount of its 4.125% Senior Notes due 2020 (the “Notes”). The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.
     The Offering has been registered under the Securities Act pursuant to a registration statement on Form S-3 (Registration No. 333-162713) of the Partnership (the “Registration Statement”), and the prospectus supplement dated November 2, 2010 and filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on November 3, 2010. The Offering is expected to close on November 9, 2010, subject to customary closing conditions. A legal opinion related to the Registration Statement is also filed herewith as Exhibit 5.1.
     The Notes will be issued pursuant to an Indenture (the “Base Indenture”), to be dated as of November 9, 2010, between the Partnership and The Bank of New York Mellon Trust Company, N.A. as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture (the “Supplemental Indenture”), to be dated November 9, 2010, between the Partnership and the Trustee. The Notes will be represented by a global security, which is included as an exhibit to the Supplemental Indenture. The form of Base Indenture, the form of Supplemental Indenture and the form of the Notes are filed as Exhibits to this Current Report on Form 8-K and are incorporated herein by reference.
     The Partnership intends to use the net proceeds from the Offering to fund a portion of the cash consideration to be paid in the previously announced acquisition of gathering and processing assets in Colorado’s Piceance Basin from The Williams Companies, Inc.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
1.1
Underwriting Agreement, dated November 2, 2010, by and among Williams Partners L.P., Williams Partners GP LLC, and Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and RBC Capital Markets, LLC, as representatives of the underwriters named in Schedule 1 thereto.

4.1	Form of Indenture, to be dated November 9, 2010, between Williams Partners L.P. and The Bank of New York Mellon Trust Company, N.A. as trustee.

4.2	Form of First Supplemental Indenture, to be dated November 9, 2010, between Williams Partners L.P. and The Bank of New York Mellon Trust Company, N.A. as trustee.

4.3	Form of 4.125% Senior Notes due 2020 (included in Exhibit 4.2).

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

99.1	Press release dated November 2, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS PARTNERS L.P.
By:	Williams Partners GP LLC,
its General Partner

By:	/s/ La Fleur C. Browne
La Fleur C. Browne
Corporate Secretary
DATED: November 8, 2010

EXHIBIT INDEX

Exhibit No.	Description
1.1
Underwriting Agreement, dated November 2, 2010, by and among Williams Partners L.P., Williams Partners GP LLC, and Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and RBC Capital Markets, LLC, as representatives of the underwriters named in Schedule 1 thereto.

4.1	Form of Indenture, to be dated November 9, 2010, between Williams Partners L.P. and The Bank of New York Mellon Trust Company, N.A. as trustee.

4.2	Form of First Supplemental Indenture, to be dated November 9, 2010, between Williams Partners L.P. and The Bank of New York Mellon Trust Company, N.A. as trustee.

4.3	Form of 4.125% Senior Notes due 2020 (included in Exhibit 4.2).

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

99.1	Press release dated November 2, 2010.